Exhibit 99.1

Western Digital to Form Two Independent Public Companies Focused on Data Storage Growth in HDD and Flash Markets

Separation Represents Value-Accretive Next Step for Both HDD and Flash

SAN JOSE, Calif. – October 30, 2023 – Western Digital Corp. (NASDAQ: WDC) (“Western Digital” or “the Company”) today announced its Board of Directors has unanimously approved a plan to separate its HDD and Flash businesses. Creating two independent, public companies with market-specific, strategic focus, the company’s separation will better position each franchise to execute innovative technology and product development, capitalize on unique growth opportunities, extend respective leadership positions, and operate more efficiently with distinct capital structures. The transaction also provides strategic optionality for both businesses. The separation is intended to be structured in a tax-free manner and is targeted for the second half of calendar year 2024.

“Our HDD and Flash businesses are both well positioned to capitalize on the data storage industry’s significant market dynamics, and as separate companies, each will have the strategic focus and resources to pursue opportunities in their respective markets. Importantly, separating these franchises will unlock significant value for Western Digital shareholders, allowing them to participate in the upside of two industry leaders with distinct growth and investment profiles,” said David Goeckeler, CEO, Western Digital. “We have already laid important groundwork by building market-leading portfolios and enhancing the operational efficiency of each business, including the creation of separate Flash and HDD product business units and separating operational capabilites over the past several years. Additionally, we now have strong product, operational, and financial leadership in place to execute this plan successfully. Each business is in a solid position to succeed on its own, and the actions we are announcing today will further enable each company to drive long-term success in the years to come.”

In completing its strategic review after fully evaluating a comprehensive range of alternatives, Western Digital has determined that to realize its full value, spinning off its Flash business is the best, executable alternative at this time. To that end, Western Digital believes the current timing for implementing a stand-alone separation strategy is advantageous in its efforts to create shareholder value as industry conditions improve.

“During our strategic review process, we thoroughly evaluated strategic transactions that could be value-accretive to Western Digital. However, given current constraints, it has become clearer to the Board in recent weeks, that delivering a stand-alone separation is the right next step in the evolution of Western Digital and puts the company in the best position to unlock value for our shareholders,” Goeckeler added. “We are now emerging from a historic cyclical downturn in storage where all the changes made in the past several years are evident in how well each business performed relative to peers. Moving forward, as we progress through fiscal year 2024, we see an improving market environment in both businesses, and we will remain open to strategic opportunities that unlock further value in both our HDD and Flash investments and assets.”

The final determination to separate will be subject to board approval, the execution of definitive documentation, receipt of opinions or rulings as to the tax-free nature of the transaction, and satisfaction of customary conditions, including effectiveness of appropriate filings with the U.S. Securities and Exchange Commission, the completion of audited financials, and the availability of financing.

Western Digital will host its first quarter fiscal year 2024 earnings results conference call on Monday, October 30 at 5:30 a.m. Pacific Time and will include discussion of the creation of two independent companies during this session. A webcast and related presentation providing additional clarity on the separation process and the financial characteristics of each business will be available at investor.wdc.com. The conference call will be archived and available on this website shortly after the call is complete.

The Western Digital Board of Directors engaged Qatalyst Partners, Lazard and J.P. Morgan as financial advisors and Skadden, Arps, Slate, Meagher & Flom LLP as legal counsel during the strategic review process.

About Western Digital

Western Digital is on a mission to unlock the potential of data by harnessing the possibility to use it. With Flash and HDD franchises, underpinned by advancements in memory technologies, we create breakthrough innovations and powerful data storage solutions that enable the world to actualize its aspirations. Core to our values, we recognize the urgency to combat climate change and have committed to ambitious carbon reduction goals approved by the Science Based Targets initiative. Learn more about Western Digital and the Western Digital®, SanDisk® and WD® brands at www.westerndigital.com.

Forward Looking Statements:

This press release contains forward-looking statements within the meaning of federal securities laws, including statements regarding: expectations for the outcome and impact of a potential separation of our HDD and Flash businesses, including with respect to the ultimate form, timing, tax-free status and other characteristics of a separation transaction; our ability to complete the separation transaction; the long-term performance, future opportunities and success of our separated businesses; the creation of shareholder value by separating our businesses; the position of our businesses in the data storage industry and operational efficiency of our businesses; the state of the current data storage business cycle; market conditions and our ability to capitalize on such conditions; the ability of the companies to achieve optimal capital structures following the separation and spin-off; our ability to execute technology and product development; and financial results for our first fiscal quarter of 2024.

These forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Key risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include: operational, financial and legal challenges and difficulties inherent in implementing a separation of our HDD and Flash businesses and ability to realize the anticipated benefits of the separation; the final approval of the separation by our board of directors; availability of financing; execution of definitive documentation; completion of audited financials; receipt of opinions and/or rulings from certain third parties; ability to satisfy necessary closing conditions on a timely basis; volatility in global economic conditions; inflation; increase in interest rates and economic recession; future responses to and effects of global health crises; the impact of business and market conditions; macroeconomic conditions for the NAND and HDD markets; the impact of the announced separation transaction, including with respect to customer and supplier relationships, regulatory and contractual restrictions, stock price volatility and the diversion of management’s attention from ongoing business operations and opportunities; the impact of competitive products and pricing; our development and introduction of products based on new technologies and expansion into new data storage markets; risks associated with cost saving initiatives, restructurings, acquisitions, divestitures, mergers, joint ventures and our strategic relationships; difficulties or delays in manufacturing or other supply chain disruptions; hiring and retention of key employees; our level of debt and other financial obligations; changes to our relationships with key customers; compromise, damage or interruption from cybersecurity incidents or other data system security risks; actions by competitors; international conflict; terrorist activities; risks associated with compliance with changing legal and regulatory requirements and the outcome of legal proceedings; and other risks and uncertainties listed in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K filed with the SEC on August 22, 2023, to which your attention is directed. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to update or revise these forward-looking statements to reflect new information or events, except as required by law.

Contacts:

Western Digital Corporate Communications

wd.mediainquiries@wdc.com

Western Digital Investor Relations

investor@wdc.com